Exhibit 10.4

ICONIX BRAND GROUP, INC.

FORM OF GLOBAL SECURITY

No. _____   Certificate for _____________________ Contingent Share Rights

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE MERGER AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY, WHICH MAY BE TREATED BY ICONIX BRAND GROUP, INC. (“ICONIX”) AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR REGISTERED SECURITIES OF ICONIX IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE MERGER AGREEMENT (REFERRED TO ON THE REVERSE HEREOF), THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED.

This certifies that Continental Stock Transfer & Trust Company (the “Holder”) is the registered holder of the number of Contingent Share Rights set forth above for the benefit of the former stockholders of Mossimo, Inc. (the “Mossimo Stockholders”). This security entitles the Holder, subject to the provisions contained herein and in the Merger Agreement referred to on the reverse hereof, to receive shares of common stock of Iconix Brand Group, Inc., a corporation organized under the laws of Delaware, in an amount, at the time and in the form determined pursuant to the provisions set forth on the reverse hereof and as more fully set forth in the Merger Agreement, for the benefit of the Mossimo Stockholders.

The issuance of any shares of common stock pursuant to this security shall be made only to the registered Holder of this security. Such issuance shall be made in the Borough of Manhattan, The City of New York, or at any other office or agency maintained by Iconix for such purpose.

Reference is hereby made to the further provisions of this security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Unless the certificate of authentication hereon has been duly executed by a duly authorized signatory of Iconix by manual signature, this security shall not be entitled to any benefit under the Merger Agreement, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, Iconix Brand Group, Inc. has caused this instrument to be duly executed.

Dated: _________________________	ICONIX BRAND GROUP, INC.

By:______________________
Name:____________________
Title: ____________________
Attest:__________________________
Authorized Signature

This security is issued under and in accordance with the Merger Agreement, dated as of March 31, 2006 (the “Merger Agreement”), by and among Iconix, Mossimo, Inc., Mossimo Giannulli and Moss Acquisition Corp., and the Exchange Agent Agreement by and among such parties and Continental Stock Transfer & Trust Company (the “Exchange Agent Agreement”), and is subject to the terms and provisions contained in such agreements, to all of which terms and provisions the Holder of this security consents by acceptance hereof. The Merger Agreement and the Exchange Agent Agreement are hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Merger Agreement and the Exchange Agent Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of Iconix, the Exchange Agent, the Holder and the Mossimo Stockholders. All capitalized terms used in this security without definition shall have the respective meanings ascribed to them in the Merger Agreement. Copies of the Merger Agreement can be obtained by contacting Iconix.

On or before _____________, 2007, Iconix shall issue to the Holder hereof (or if such day is not a Business Day, without accruing any interest, on the next succeeding Business Day) (as the same may be extended, the “Issuance Date”), in respect of the Contingent Share Rights represented hereby, the number of shares of Iconix common stock, if any, issuable to the Mossimo Stockholders entitled to Additional Merger Consideration which share amount is based upon the number of shares of Mossimo, Inc. common stock held by such Mossimo Stockholder at the Effective Time (as defined in the Merger Agreement).

On or before the Issuance Date, Iconix shall deliver to the Holder hereof, in respect of the Contingent Share Rights represented hereby, the amount of cash sufficient to pay to each former holder of options to purchase shares of Mossimo, Inc. common stock (“Company Options”) an amount of Additional Merger Consideration he or she would have received if such holder had exercised his or her Company Option prior to the Effective Time.

No reference herein to the Merger Agreement and no provision of this Security or of the Merger Agreement shall alter or impair the obligation of Iconix, which is absolute and unconditional, to pay any amounts determined pursuant to the terms hereof and of the Merger Agreement at the times, place and amount, and in the manner, herein prescribed.

As provided in the Merger Agreement, Iconix has no duty or obligation to the Holder of this Security or to the Mossimo Stockholders, except as expressly set forth herein, in the Merger Agreement or in the Exchange Agent Agreement.